POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 (the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of April, 2002.



                                                     /s/ Paul H. Amato
                                                     Paul H. Amato

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 (the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of April, 2002.



                                                     /s/ John F. Barrett
                                                     John F. Barrett

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 (the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of April, 2002.



                                                     /s/ James N. Clark
                                                     James N. Clark

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 (the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of April, 2002.



                                                     /s/ William J. Williams
                                                     William J. Williams

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 (the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE,  the undersigned hereby constitutes and appoints Robert
L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of April, 2002.



                                                     /s/ Lawrence L. Grypp
                                                     Lawrence L. Grypp

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 (the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of April, 2002.



                                                     /s/ Ralph E. Waldo
                                                     Ralph E. Waldo